Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com	Exhibit 99.1

Report of Independent Accountants on Applying Agreed-Upon Procedures

AmeriCredit Financial Services, Inc. (the “Sponsor”) AFS SenSub Corp. (the “Depositor”) 801 Cherry Street, Suite 3500 Fort Worth, Texas 76102	22 March 2024

Re:	GM Financial Consumer Automobile Receivables Trust 2024-2 (the “Issuing Entity”)

Automobile Receivables Backed Notes (the “Notes”)

Sample Automobile Loan Contract Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, BNP Paribas Securities Corp., CIBC World Markets Corp., Lloyds Securities Inc., SG Americas Securities, LLC and Wells Fargo Securities, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of automobile loan contracts secured by new and used automobiles, light duty trucks and utility vehicles (the “Automobile Loan Contracts”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”):
i.

Labeled “GMCAR 2024-2 Final Pool Data Tape_EY_Initial.xlsx” and the corresponding record layout and decode information, as applicable (the “Base Pool A Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 29 February 2024 (the “Cutoff Date”) relating to certain automobile loan contracts secured by new and used automobiles, light duty trucks and utility vehicles (the “Pool A Automobile Loan Contracts”) that are expected to be representative of the Automobile Loan Contracts,

ii.

Labeled “GMCAR 2024-2 Final Pool Data Tape_EY_Upsize.xlsx” and the corresponding record layout and decode information, as applicable (the “Pool B Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Cutoff Date relating to certain automobile loan contracts secured by new and used automobiles, light duty trucks and utility vehicles (the “Pool B Automobile Loan Contracts”) that are expected to be representative of the Automobile Loan Contracts and

iii.

Labeled “GMCAR 2024-2 Sample Tape_Full.xlsx” and the corresponding record layout and decode information, as applicable (the “Identification Sample Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the:

(1)	Loan account number,
(2)	Application number and
(3)	Vehicle identification number

for each Sample Automobile Loan Contract (as defined in Attachment A),

b.

A schedule and the corresponding record layout and decode information, as applicable (the “Application Status Decode Schedule”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the decision code descriptions corresponding to each Sample Automobile Loan Contract,

c.

A schedule and the corresponding record layout and decode information, as applicable (the “Security Interest Mapping File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the lien holder or owner corresponding to each Sample Automobile Loan Contract,

d.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	The motor vehicle retail installment contract, contract cure or correction letter, amendment or other related documents (collectively and as applicable, the “Contract”),
ii.

The certificate of title, application for title or guaranty of title, notice of lien, notice of security interest filing, vehicle ownership registration form, direct lien filing, electronic verification of title, title lien statement, notice of lien application, lien entry form, bill of sale, dealer assignment, application for dealer assignment, certificate of registration, notification of lien perfection or other related documents (collectively and as applicable, the “Title”),

iii.	The welcome letter, as applicable (the “Welcome Letter”),
iv.	The odometer disclosure statement, as applicable (the “Odometer Disclosure Statement”),
v.	Certain printed screen shots and payment histories from the Sponsor’s servicing systems (the “Servicing System Screen Shots”),
vi.

Certain printed screen shots and account summary information from the Sponsor’s loan origination systems (the “Origination System Screen Shots,” together with the Servicing System Screen Shots, the “System Screen Shots”),

vii.	The borrower credit application or application for financing (collectively and as applicable, the “Credit Application”) and
viii.

The agreement to provide insurance, binder of insurance, confirmation of accidental physical damage insurance, supplemental provisions, notice of requirement to provide insurance, insurance verification form, insurance coverage acknowledgement, agreement to furnish insurance policy, property insurance disclosure or other related documents (collectively and as applicable, the “Agreement to Provide Insurance”), as applicable, that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Automobile Loan Contract,

e.

The list of relevant characteristics (the “Sample Characteristics”) on the Pool A Data File (as defined in Attachment A) and Pool B Data File, as applicable, which is shown on Exhibit 1 to Attachment A, and

f.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Pool A Data File and Pool B Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Application Status Decode Schedule, Security Interest Mapping File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Base Pool A Data File, Identification Sample Data File, Application Status Decode Schedule, Security Interest Mapping File, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Pool A Automobile Loan Contracts, Pool B Automobile Loan Contracts or Automobile Loan Contracts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Automobile Loan Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Automobile Loan Contracts,
iii.	Whether the originator(s) of the Automobile Loan Contracts complied with federal, state or local laws or regulations or
iv.

Any other factor or characteristic of the Automobile Loan Contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

22 March 2024

Attachment A Page 1 of 3

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Pool A Automobile Loan Contracts from the Base Pool A Data File (the “Sample Automobile Loan Contracts”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Automobile Loan Contracts or the methodology they instructed us to use to select the Sample Automobile Loan Contracts from the Base Pool A Data File.

For the purpose of the procedures described in this report, the 125 Sample Automobile Loan Contracts are referred to as Sample Automobile Loan Contract Numbers 1 through 125.

2.

As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Sample Automobile Loan Contract on the Base Pool A Data File with the corresponding loan account number, application number and vehicle identification number, all as shown on the Identification Sample Data File. The Base Pool A Data File, as adjusted, is hereinafter referred to as the “Pool A Data File.”

3.	For each Sample Automobile Loan Contract, as applicable, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Pool A Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

b.	Observed that the buyer and dealer are located in the United States or United States territories, as shown in the Contract.

c.

Observed that the decision code, as shown in the Origination System Screen Shots, corresponded to a description of approved, conditionally approved or auto-approved, in accordance with the Application Status Decode Schedule.

d.	Observed the existence of a Title.

Attachment A Page 2 of 3

3. (continued)

e.

Observed that “General Motors Financial Company, Inc.” or the Sponsor was the named lien holder or owner, as shown in the Title, or that the lien holder has assigned the vehicle corresponding to such Sample Automobile Loan Contract to “General Motors Financial Company, Inc.” or the Sponsor, as shown in the Title, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s).

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to:

i.	Ignore differences that appear to be due to abbreviation, truncation or spelling errors and
ii.	Note agreement in accordance with the decode information shown on the Security Interest Mapping File, as applicable.

f.	Observed the existence of a Credit Application.

g.	Observed that the Origination System Screen Shots contained a credit bureau report summary.

h.

Observed that the Contract contained a truth-in-lending disclosure statement, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s).

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to observe that the Contract contained annual percentage rate, finance charge, amount financed, total of payments and total sale price information if the Contract did not contain a specified truth-in-lending section header.

i.	Observed the existence of an Agreement to Provide Insurance or observed that the Contract contained a section titled “Agreement to Keep Vehicle Insured” or “Insurance you must have on the vehicle.”

j.

Observed that the Contract contained two buyer names or information in the co-buyer section for each Sample Automobile Loan Contract with a co-obligor present indicator value of “true,” as shown on the Pool A Data File. We performed no procedures to determine the validity of any information in the co-buyer section of the Contract.

k.	Observed in the Servicing System Screen Shots that bankruptcy was not noted in the account activity log if the bankruptcy indicator (yes/no) value was “N,” as shown on the Pool A Data File.

Attachment A Page 3 of 3

3. (continued)

l.	Observed the following information, as applicable, in the Servicing System Screen Shots:
i.	Repossession was not noted in the account activity log if the repossession indicator (yes/no) value was “N,” as shown on the Pool A Data File, or
ii.	If repossession was noted in the account activity log and the repossession indicator (yes/no) value was “N,” as shown on the Pool A Data File, the:
(a)	Account was reinstated or changed to active,
(b)	Date of reinstatement was later than the date of repossession and
(c)	Date of reinstatement was prior to the Cutoff Date,

all as noted in the account activity log.

4.

For each automobile loan contract on the Pool A Data File and Pool B Data File, we compared the loan count, as shown on the Pool A Data File, to the corresponding loan count, as shown on the Pool B Data File, and noted that:

a.	6,468 of the Pool B Automobile Loan Contracts included on the Pool B Data File were not included on the Pool A Data File and
b.	All of the Pool A Automobile Loan Contracts (including the Sample Automobile Loan Contracts) were included on the Pool B Data File.

5.

For each Sample Automobile Loan Contract, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A (subject to the instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s) of this Item), as shown on the Pool A Data File, to the corresponding information, as shown on the Pool B Data File. All such compared information was found to be in agreement.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us not to compare the:

a.	Loan account number,
b.	Application number or
c.	Vehicle identification number

Sample Characteristics, which were not included on the Pool B Data File.

Exhibit 1 to Attachment A Page 1 of 4

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note(s)

Loan account number	Contract and Servicing System Screen Shots	i.

Application number	Origination System Screen Shots	i.

Vehicle identification number	Contract and Title

Origination date	Contract	ii.

Original monthly P&I payment	Contract	iii.

Original amount financed	Contract

Original first payment date	Contract

Original term to maturity	Contract

Grace period	Contract and recalculation	iv.

Current APR	Contract

Model type (new/used)	Contract, Title or Odometer Disclosure Statement	v.

Model year	Contract

Vehicle make	Contract	vi.

Vehicle model	Contract	vi.

Original APR	Contract

Original loan-to-value ratio	Origination System Screen Shots	vii.

Vehicle value (as of origination)	Origination System Screen Shots	iii.

Payment to income ratio	Origination System Screen Shots	viii.

Current maturity date	Servicing System Screen Shots or Welcome Letter	ix., x.

State/U.S. territory (current)	Servicing System Screen Shots	ix.

Obligor credit score	Origination System Screen Shots	xi.

FICO score	Origination System Screen Shots

Remaining term to maturity	(a) Servicing System Screen Shots and recalculation or (b) Welcome Letter and recalculation	ix., xii.

Exhibit 1 to Attachment A Page 2 of 4

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the origination date Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to use the origination date next to the borrower’s signature, as shown in the Contract.

iii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

iv.

For the purpose of comparing the grace period Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the grace period as the difference in months between the:

a.	Origination date and
b.	Original first payment date,

both as shown in the Contract (and in accordance with any other applicable note(s)).

v.

For the purpose of comparing the model type (new/used) Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a model type (new/used) value of “N,” as shown on the Pool A Data File, if the corresponding model type (new/used) value, as shown in the Contract, was “demonstrator” or “demo,” as applicable.

Additionally, for the purpose of comparing the model type (new/used) Sample Characteristic for each Sample Automobile Loan Contract with a model type (new/used), as shown on the Pool A Data File, that is different than the model type (new/used), as shown in the Contract (subject to the instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the preceding paragraph(s) of this note), the Sponsor, on behalf of the Depositor, instructed us to note agreement with a model type (new/used):

a.	Value of “N,” as shown on the Pool A Data File, if the corresponding odometer reading, as shown in the Contract, Title or Odometer Disclosure Statement, is less than 7,500 miles and
b.	Value of “U,” as shown on the Pool A Data File, if the corresponding odometer reading, as shown in the Contract, Title or Odometer Disclosure Statement, is greater than or equal to 7,500 miles,

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

Exhibit 1 to Attachment A Page 3 of 4

Notes: (continued)

v. (continued)

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to use the Contract, Title or Odometer Disclosure Statement. We performed no procedures to reconcile any differences that may exist relating to the information contained in the Contract, Title and Odometer Disclosure Statement with regard to the odometer reading.

vi.

For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

vii.

For the purpose of comparing the original loan-to-value ratio Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to ignore absolute differences of 0.01% or less.

viii.

For the purpose of comparing the payment to income ratio Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to ignore absolute differences of 0.50% or less.

ix.

The Sponsor, on behalf of the Depositor, indicated that certain of the Servicing System Screen Shots contained account activity that occurred after the Cutoff Date. For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity shown in the Servicing System Screen Shots that occurred on or prior to the Cutoff Date.

x.

For the purpose of comparing the current maturity date Sample Characteristic for each Sample Automobile Loan Contract (except for Sample Automobile Loan Contract Number 1), the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screen Shots as the Source Document.

For the purpose of comparing the current maturity date Sample Characteristic for Sample Automobile Loan Contract Number 1, the Sponsor, on behalf of the Depositor, instructed us to use the Welcome Letter as the Source Document.

Exhibit 1 to Attachment A Page 4 of 4

Notes: (continued)

xi.

The Sponsor, on behalf of the Depositor, instructed us not to compare the obligor credit score Sample Characteristic for any Sample Automobile Loan Contract with an obligor credit score value of “0,” as shown on the Pool A Data File.

xii.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity by:

a.

Calculating the number of days between the next payment date, as shown in the Servicing System Screen Shots, and current maturity date, as shown in the Servicing System Screen Shots or Welcome Letter, as applicable (and in accordance with any other applicable note(s)), assuming a 360-day year,

b.	Dividing the result obtained above by 30,
c.	Adding one to the result obtained above and
d.	Rounding the result obtained above to the nearest integer.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Automobile Loan Contract Number	Sample Characteristic	Pool A Data File Value	Source Document Value

53	Payment to income ratio	5.59%	0.47%

74	State/U.S. territory (current)	ND	TX